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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of THE SECURITIES
                             EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) February 13, 1998
                                                      -------------------


                              USABANCSHARES, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



              Pennsylvania                                 000-27244                                 23-2806495
----------------------------------------------      ------------------------            ------------------------------------
(State or other jurisdiction of Incorporation)      (Commission File Number)            (IRS Employer Identification Number)



   One Penn Square, 30 South 15th Street, Philadelphia PA                                      19102
   ------------------------------------------------------                                    ----------
         (Address of principal executive offices)                                            (Zip Code)



        Registrant's telephone number, including area code 215-569-4200
                                                           ------------





                       This document consists of 4 pages
                        Exhibit Index appears at Page 3


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Item 5.           Other Events

                  On February 18, 1998, the Registrant announced the private placement of 769,231 shares of its common stock to institutional investors.


                  The Registrant issued a press release regarding such placement on February 18, 1998, a copy of which is attached hereto and incorporated herein by reference.


                  Exhibit 99 - Press Release of the Registrant, dated February 18, 1998.

Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     USABANCSHARES, INC.



Date: February 26, 1998                  By:   /s/ Amy B. Smith
                                            -------------------
                                             Name: Amy B. Smith
                                             Title: Corporate Counsel

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                                 EXHIBIT INDEX

Exhibit No.
-----------

   99                      Press Release dated February 18, 1998


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